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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 323

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 923 38 41 46 52 57 62 64 69 72 84 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E (1) Includes C&O of which Portillo's owns 50% of the equity.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1223 Low High Shop ‘n Ship Orders

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1323 Source: Public company filings Note: Shake Shack figures approximate based on average weekly sales for domestic-company operated units

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 14 7.1.238.311 Source: Internal data, public company filings Note: Shake Shack figures approximate based on average weekly sales for domestic-company operated units; Portillo’s AUV includes restaurants in the comparable restaurant base (unless where otherwise stated), including a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity; Portillo’s Restaurant-Level Adjusted EBITDA margin includes restaurants in the comparable restaurant base (unless where otherwise stated), excluding C&O; Portillo’s AUVs and Restaurant-Level Adjusted EBITDA margins are for the twelve months ended June 25, 2023.

(1) AUV is for TTM Q2 2023

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 1823

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 2923 ✓ ✓ ✓ ✓ ✓ ✓

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 3123 • • • • • • • • • •

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 3723 • • • • • •

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4323 B u d g e te d ‘2 3 N o t a d ju s te d f o r p ri c in g 3 Cheese-Sauce First-In Markets Aggregate (2016 – 2017) • • • • 1 2 3 4 1 2 3 4 1 2 • • 1 2

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4423 <50% OSAT 50-60% OSAT >60% OSAT Non-Chicagoland Overall Satisfaction (OSAT) by Class since 2016

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4523

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 4923

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5023 • • •

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5123 Note: All data based on a sample of 5 restaurants with completed retrofits

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5423 • • • • • • • • •

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5523 Note: Numbers and ranges are rounded

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 5923 Note: U.S. Population is sourced from the U.S. Census Bureau, Population Division

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 6123 Existing Portillo’s location Potential future location

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 6423 • Only in MSAs with 6-8 or more full scale Portillo’s • In densest urban trade areas

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 6523 • Only in MSAs with 6-8 or more full scale Portillo’s • In densest urban trade areas

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 6623 Note: Pictures from Chick-Fil-A website, CNN business

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 6723 Restaurants Restaurants ~ Restaurants Note: 77 full-scale restaurants Includes C&O of which Portillo's owns 50% of the equity.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 6823

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7323 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 TTM

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7623 (1) Portillo’s current forecast for Year 1 of all Class of 2022 restaurants (2) We are unable to reconcile the Average Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin to the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. (3) Shown as net of tenant allowance and excludes pre-opening expenses. (4) Our new unit economic targets are hypothetical and prepared based on a number of management assumptions. Figures represent target average of all restaurants built in a given year. While we believe these assumptions are reasonable, there can be no assurance that our new unit economic targets will be achieved by the third year of operation or at all. These assumptions are inherently uncertain and subject to a wide variety of risks. Inclusion of these targets is not a guarantee that such targets will be achieved and should not be considered a prediction of future returns.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7723

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7823 • Smaller box • Equipment cost • More cost-effective materials & installation

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 7923 (1) We are unable to reconcile the Average Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin to the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. (2) Shown as net of tenant allowance and excludes pre-opening expenses. (3) Our new unit economic targets are hypothetical and prepared based on a number of management assumptions. Figures represent target average of all restaurants built in a given year. While we believe these assumptions are reasonable, there can be no assurance that our new unit economic targets will be achieved by the third year of operation or at all. These assumptions are inherently uncertain and subject to a wide variety of risks. Inclusion of these targets is not a guarantee that such targets will be achieved and should not be considered a prediction of future returns.

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8023 Portillo's Chipotle CAVA FWRG Shake Shack TXRH CAKE (1) 23% CoC Returns current state (owned buildings) 80% CoC Returns Pro-Forma if buildings leased (like for like comparison)

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8123

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8423

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© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8623 LTM June 25, 2023 Operating Income $ 42,903 General and administrative expenses 74,153 Pre-opening expenses 6,355 Depreciation and amortization 22,004 Net Income attributable to equity method investment (1,273) Other income, net (453) Restaurant-Level Adjusted EBITDA $ 143,689 Restaurant-Level Adjusted EBITDA Margin (1) 22.9% (1) Restaurant-Level Adjusted EBITDA Margin is defined as Restaurant-Level Adjusted EBITDA divided by Revenues, net

© 2019 Portillo’s Hot Dogs | All rights reserved | Do not share or duplicate confidential content, in whole or part, without written consent 8723 Fiscal Year Ended December 25, 2022 December 26, 2021 December 27, 2020 December 29, 2019 Cash flows provided by operating activities $ 56,889 $ 42,874 $ 58,271 $ 43,325 Capital expenditures (47,061) (36,183) (21,452) (22,045) Free cash flow $ 9,828 $ 6,691 $ 36,819 $ 21,280